                              [LOGO OF REX STORES]

News Announcement                           For Immediate Release

For further information contact:

Douglas Bruggeman                           Stewart A. Lewack, Joseph N. Jaffoni
Chief Financial Officer                     Jaffoni & Collins Incorporated
937/276-3931                                212/835-8500 or rsc@jcir.com


                       REX STORES' SECOND QUARTER DILUTED
                   EARNINGS PER SHARE INCREASES 169% TO $0.70

      - Prior Share Repurchase Authorization Expanded By 1,000,000 Shares -

Dayton, Ohio (August 31, 2005) -- REX Stores Corporation (NYSE:RSC), a specialty retailer of consumer electronic products and appliances, today announced financial results and comparable store sales for the three- and six-month periods ended July 31, 2005 (the Company's 2005 fiscal year).

Net income in the three months ended July 31, 2005 rose 166% to $8.7 million, or $0.70 per diluted share, from net income of $3.3 million, or $0.26 per diluted share, in the three months ended July 31, 2004. Net income in the fiscal 2005 second quarter includes $10.4 million of pre-tax income from synthetic fuel investments, including a one-time $3.5 million payment related to a synthetic fuel facility resuming commercial operations, compared to $3.3 million of comparable investment income in the year-ago period. Net income in the fiscal 2004 period reflects an income tax benefit of $1.4 million due to the successful completion of an Internal Revenue Service examination related to the Company's
Section 29 income tax credits for certain years and a $0.6 million pre-tax loss on the early termination of debt. Per share results are based on 12,437,000 and 12,854,000 diluted weighted average shares outstanding for the three-month periods ending July 31, 2005 and July 31, 2004, respectively.

Net sales in the three months ended July 31, 2005 fell 1% to $84.7 million from $85.8 million in the three months ended July 31, 2004. Comparable store sales during the period fell 1% compared to the same year-ago period. Excluding sales of air conditioners in the quarter ended July 31, 2005, comparable store sales would have declined 5% compared to the same year-ago period. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

                                     -more-

REX Stores Reports Second Quarter Results, 8/31/05                        page 2


During the three-month period ended July 31, 2005, REX purchased approximately 989,600 shares of its common stock in open market transactions. Subsequent to the close of the quarter, REX purchased an additional 87,700 shares. On August 30, 2005, the Company's Board of Directors expanded the previous share repurchase authorization by an additional 1,000,000 shares. Pursuant to this expanded reauthorization, the Company now has approximately 1,255,945 authorized shares remaining available to purchase under its stock buy-back authorization.

Net income in the six-month period ended July 31, 2005 rose 101% to $14.8 million, or $1.18 per diluted share, compared to net income of $7.4 million, or $0.57 per diluted share, in the six-month period ended July 31, 2004. Per share results are based on 12,602,000 and 12,925,000 diluted weighted average shares outstanding for the six-month periods ending July 31, 2005 and July 31, 2004. Net sales in the 2005 six-month period were $174.3 million compared to $170.2 million in the six months ended July 31, 2004, while comparable store sales rose 3%.

The Company will host a conference call and webcast today at 11:00 a.m. EDT, which are open to the general public. The conference call dial-in number is 212/676-5257; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.fulldisclosure.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 1:00 p.m. EDT on September 7, 2005 by dialing 800/633-8284 or 402/977-9140 (international callers). The access code for the audio replay is 21258881. Alternatively, a replay will be available on the Internet for 30 days at www.rextv.com or www.fulldisclosure.com.

REX Stores Corporation is a leading specialty retailer of consumer electronic products and appliances. As of July 31, 2005, the Company operated 228 stores in 37 states under the trade name "REX."


This news announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include among other things: the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, and the uncertain amount of synthetic fuel production and tax credits received from time to time from the Company's synthetic fuel investments.

                                 -tables follow-

REX Stores Reports Second Quarter Results, 8/31/05                        page 3


                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                  Three Months Ended               Six Months Ended
                                                                       July 31,                        July 31,
                                                              -----------     -----------     -----------     -----------
                                                                  2005            2004            2005            2004
                                                              -----------     -----------     -----------     -----------
NET SALES                                                       $  84,693       $  85,814       $ 174,272       $ 170,241
COST OF MERCHANDISE SOLD                                           59,698          61,483         124,754         121,179
                                                              -----------     -----------     -----------     -----------
GROSS PROFIT                                                       24,995          24,331          49,518          49,062
SELLING, GENERAL & ADMINISTRATIVE EXPENSES                         24,248          23,530          47,055          46,976
                                                              -----------     -----------     -----------     -----------
OPERATING INCOME                                                      747             801           2,463           2,086

INVESTMENT INCOME                                                      58              58             132             145
INTEREST EXPENSE                                                    (714)           (784)         (1,330)         (1,718)
LOSS ON EARLY TERMINATION OF DEBT                                       -           (592)               -           (614)
INCOME FROM SYNTHETIC FUEL INVESTMENTS                             10,398           3,343          16,380           8,579
                                                              -----------     -----------     -----------     -----------
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION
   (BENEFIT) FOR INCOME TAXES                                      10,489           2,826          17,645           8,478

PROVISION (BENEFIT) FOR INCOME TAXES                                1,621           (762)           2,689             672
                                                              -----------     -----------     -----------     -----------
INCOME FROM CONTINUING OPERATIONS                                   8,868           3,588          14,956           7,806

LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                       (147)           (304)           (260)           (437)
GAIN ON DISPOSAL OF DISCONTINUED OPERATIONS, NET OF TAX                 -               -             125               -
                                                              -----------     -----------     -----------     -----------
NET INCOME                                                       $  8,721        $  3,284       $  14,821        $  7,369
                                                              ===========     ===========     ===========     ===========

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                10,871          11,225          11,011          11,190
                                                              ===========     ===========     ===========     ===========


Basic income per share from continuing operations                    0.81            0.32            1.36            0.70
Basic loss per share from discontinued operations                  (0.01)          (0.03)          (0.02)          (0.04)
Basic gain of disposal of discontinued operations                    0.00            0.00            0.01            0.00
                                                              -----------     -----------     -----------     -----------
BASIC NET INCOME PER SHARE                                       $   0.80        $   0.29        $   1.35        $   0.66
                                                              ===========     ===========     ===========     ===========

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                              12,437          12,854          12,602          12,925
                                                              ===========     ===========     ===========     ===========

Diluted income per share from continuing operations                  0.71            0.28            1.19            0.60
Diluted loss per share from discontinued operations                (0.01)          (0.02)          (0.02)          (0.03)
Diluted gain on disposal of discontinued operations                  0.00            0.00            0.01            0.00
                                                              -----------     -----------     -----------     -----------
DILUTED NET INCOME PER SHARE                                     $   0.70        $   0.26        $   1.18        $   0.57
                                                              ===========     ===========     ===========     ===========

                                     (more)

REX Stores Reports Second Quarter Results, 8/31/05                        page 4


                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                    (in thousands, except per share amounts)

                                                               July 31            January 31            July 31
                                                                 2005                2005                 2004
                                                             -----------          ----------          -----------
                                                             (Unaudited)                              (Unaudited)
CURRENT ASSETS:
       Cash and cash equivalents                               $   1,744            $  4,671            $   1,202
       Accounts receivable, net                                    3,458               5,460                3,929
       Synthetic fuel receivable                                     786               1,675                2,288
       Merchandise inventory                                     133,759             124,188              156,167
       Prepaid expenses and other                                  2,807               1,230                1,670
       Future income tax benefits                                 10,929              10,929                8,703
                                                             -----------          ----------          -----------
               Total current assets                              153,483             148,153              173,959

PROPERTY AND EQUIPMENT, NET                                      128,700             129,723              132,953
ASSETS HELD FOR SALE                                               1,669               1,986                    -
OTHER ASSETS                                                         915                 841                  639
FUTURE INCOME TAX BENEFITS                                        27,978              27,978               16,082
RESTRICTED INVESTMENTS                                             2,290               2,270                2,262
                                                             -----------          ----------          -----------
               Total assets                                   $  315,035          $  310,951           $  325,895
                                                             ===========          ==========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
        Notes payable                                          $   4,031             $     -           $   11,560
        Current portion of long-term debt                          2,919               2,897                2,899
        Current portion of deferred income and
            deferred gain on sale and leaseback                    9,920              10,432               10,348
        Accounts payable, trade                                   35,599              32,842               57,522
        Accrued income taxes                                           -               1,567                  575
        Accrued payroll and related items                          5,093               6,303                4,406
        Other current liabilities                                  6,623               6,152                7,576
                                                             -----------          ----------          -----------
               Total current liabilities                          64,185              60,193               94,886
                                                             -----------          ----------          -----------

LONG-TERM LIABILITIES:
         Long-term mortgage debt                                  28,490              30,501               32,406
         Deferred income                                          11,387              11,703               11,809
                                                             -----------          ----------          -----------
               Total long-term liabilities                        39,877              42,204               44,215
                                                             -----------          ----------          -----------

SHAREHOLDERS' EQUITY:
         Common stock                                                293                 290                  286
         Paid-in capital                                         135,496             133,474              127,734
         Retained earnings                                       227,450             212,629              192,449
         Treasury stock                                        (152,266)           (137,839)            (133,675)
                                                             -----------          ----------          -----------
               Total shareholders' equity                        210,973             208,554              186,794
                                                             -----------          ----------          -----------

               Total liabilities and
                   shareholders' equity                       $  315,035          $  310,951           $  325,895
                                                             ===========          ==========          ===========

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